EPIPHANY FUNDS

Epiphany Faith and Family Values 100 Fund

Supplement

Dated July 1, 2008 to Class N Prospectus Dated March 3, 2008

Dated July 1, 2008 to Class A and Class C Prospectus Dated March 3, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS

Under the Prospectus Section entitled "THE PORTFOLIO MANAGER", the paragraph is revised to delete Adam E. Auten as the Fund’s portfolio manager and the following in added
"Samuel J. Saladino, III is the Fund’s portfolio manger and has served in that capacity since June 3, 2008.  Mr. Saladino is the Chief Executive Officer for Trinity.  Prior to joining Trinity in 2005, Mr. Saladino was a financial adviser with Ameriprise Financial Planning from 1995 to 2004.
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EPIPHANY FUNDS

Epiphany Faith and Family Values 100 Fund

Supplement

Dated July 1, 2008 to Class N to the Statement of Additional Information
Dated March 3, 2008

Dated July 1, 2008 to Class A and Class C to the Statement of Additional Information Dated March 3, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

Under the Statement of Additional Information Section entitled "INVESTMENT ADVISORY AND OTHER SERVICES", the 4TH paragraph is revised to delete Adam E. Auten as the Fund’s portfolio manager and the following disclosure is added:

Mr. Saladino is the portfolio manager responsible for the day-to-day management of the Fund and has been since June 3, 2008.  As of June 26, 2008 Mr. Saladino was responsible for the management of the following other types of accounts in addition to the Fund:

Account Type	Number of accounts by Account type	Total assets by account type	Number of accounts by type subject to a performance fee	Total assets by account type subject to a performance fee
Registered Investment Companies	1	$1.4 million	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	19	$6.3 million	0	0

The Adviser has not identified any material conflicts between the Fund and other accounts managed by Mr. Saladino.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include Mr. Saladino’s knowledge about the size, timing and possible market impact of Fund trades, whereby he could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

      Mr. Saladino’s total compensation includes a salary and, as an owner of the Adviser, a portion of the Adviser's profits.

      The following table shows the dollar range of equity securities beneficially in the Fund owned by Mr. Saladino as of June 26, 2008.

NAME OF PORTFOLIO MANAGER	DOLLAR RANGE OF SECUIRITES IN THE EPIPHANY FAITH AND FAMILY VALUES 100 FUND
Samuel J. Saladino, III	None

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